RESTRICTED CASH	6 Months Ended
Jun. 30, 2022
Cash and Cash Equivalents [Abstract]
RESTRICTED CASH	RESTRICTED CASH
Restricted cash consists of cash, which may only be used for certain purposes and is held under a contractual arrangement.

Restricted cash as of June 30, 2022 does not include cash balances of $105.9 million (December 2021: $67.0 million), which represents 100% (December 2021: 64%) of the cash required to be maintained by the financial covenants in our loan agreements. These cash amounts are included in "Cash and cash equivalents". The Company is permitted to satisfy up to 50% of the cash requirement by maintaining a committed undrawn credit facility with a remaining availability of greater than 12 months. The Company did not satisfy any of the minimum cash requirement with a committed undrawn credit facility as of June 30, 2022 because the Company's senior unsecured facility agreement with an entity related to Hemen, is repayable in May 2023.

Our interest rate swaps require us to post cash as collateral based on their fair value. As of June 30, 2022 and December 31, 2021, no cash was posted as collateral in relation to our interest rate swaps. See Note 14 for additional information on our interest rate swaps.